SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Filed by a Party other than the Registrant

Check the appropriate box:

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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

Quaker Investment Trust
(Name of Registrant as Specified in Its Charter)

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QUAKER INVESTMENT TRUST
309 Technology Drive
Malvern, PA 19355

PROXY MATERIALS

Quaker Small-Cap Growth Tactical Allocation Fund
and
Quaker Akros Absolute Return Fund

December 16, 2013

Dear Shareholders:

The Board of Trustees (the “Trustees” or the “Board”) of the Quaker Akros Absolute Return Fund and the Quaker Small-Cap Growth Tactical Allocation Fund (each a “Fund”, and together, the “Funds”), each a series of Quaker Investment Trust, a Massachusetts business trust (the “Trust”), is inviting you to a Special Meeting of Shareholders (the “Meeting”) to be held at 9:00 a.m. EST on January 30, 2014, at the offices of the Trust, located at 309 Technology Drive, Malvern, Pennsylvania 19355.  At the Meeting, you will be asked to consider and act upon a proposal to liquidate and dissolve the Fund in which you hold shares (the “Liquidation”).

Under the Trust’s Declaration of Trust, each Fund must obtain the approval of its respective shareholders to liquidate and dissolve the Fund.  Therefore, the Trustees have scheduled the Meeting on January 30, 2014, to seek your approval of the liquidation and the dissolution of each Fund pursuant to a Plan of Liquidation.  The Liquidation is described in more detail in the attached Proxy Statement.  The Trustees have concluded that the proposal is in the best interests of each Fund.  The Trustees unanimously recommend that you vote “FOR” the Liquidation.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize the proxy holders to cast your votes.  Okapi Partners LLC, a professional proxy solicitation firm (the “Proxy Solicitor”), has been selected to assist in the proxy solicitation process.  If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to submit your proxy.  No matter how many shares you own, your vote is important.

By Order of the Board of Trustees,

/s/ Justin Brundage
Justin Brundage
Secretary
Quaker Investment Trust

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IMPORTANT SHAREHOLDER INFORMATION

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience we have provided a brief overview of the matters to be voted on.

Q.           WHY AM I RECEIVING THE PROXY STATEMENT?

A.
Each Fund is required to hold a Special Meeting of Shareholders (the “Meeting”) on any other matters requiring shareholder approval, including a proposal to liquidate the respective Fund.  This Proxy Statement describes a proposal to liquidate and dissolve the Funds (the “Liquidation”).

Q.	WHY IS THE LIQUIDATION AND DISSOLUTION BEING PROPOSED?

A.
The liquidation and dissolution of each Fund was proposed due to continued underperformance, the small asset base and the increasing expense burden on the respective shareholders of each Fund.  The Board of the Trust approved a plan of liquidation and dissolution for each Fund because, after a careful deliberation of these factors and a review of the available alternatives and circumstances, it determined that the liquidation and dissolution of each Fund is fair and in the best interest of each Fund and its respective shareholders.  The Board of the Trust unanimously adopted and approved a Plan of Liquidation and Dissolution for the Funds, subject to the approval of each Fund’s shareholders (the “Shareholders”) at the Meeting.

Q.	WHAT WILL HAPPEN IF THE LIQUIDATION IS APPROVED AT THE MEETING?

A.	If the Liquidation is approved by the Shareholders, each Fund expects to make liquidating distributions to its Shareholders within approximately one month of such approval.

Q.	WHAT WILL HAPPEN IF THE LIQUIDATION IS NOT APPROVED AT THE MEETING?

A.
If the Liquidation is not approved by the Shareholders of a Fund, the Fund will continue to operate with the same investment objectives as in the past, while the Board considers whether another course of action would benefit the Fund and its shareholders.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE FOR THE LIQUIDATION PROPOSAL?

A.
The Board recommends that you vote “FOR” the Liquidation of the Fund in which you hold shares.  The Board has reviewed the available alternatives and circumstances and determined that the Liquidation would be advisable and in the best interests of each Fund.

Q.	HOW DO I VOTE MY SHARES?

A.
You can provide voting instructions by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions.  Alternatively, you can vote your shares by signing and dating the proxy card and mailing it in the enclosed postage-paid envelope.

You may also attend the Meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Q.           WHO IS PAYING FOR THE COST OF THE PROXY STATEMENT?

A.
The costs associated with the Proxy Statement, including the mailing and the proxy solicitation costs, will be borne by the Funds.  Additional out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of the proxy statement, also will be borne by the Funds.

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Q.           WHOM DO I CALL IF I HAVE QUESTIONS?

A.	If you need more information, or have any questions about voting, please call Okapi Partners LLC, the Funds’ Proxy Solicitor, at 855-208-8902.

Please vote now.  Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be.  If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
QUAKER AKROS ABSOLUTE RETURN FUND
and
QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND
each a series of
QUAKER INVESTMENT TRUST
_____________

309 Technology Drive
Malvern, PA 19355

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON January 30, 2014

To the shareholders of the Quaker Akros Absolute Return Fund and the Quaker Small-Cap Growth Tactical Allocation Fund (each a “Fund”, and together, the “Funds”):

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of each Fund will be held at the offices of Quaker Funds, Inc., 309 Technology Drive, Malvern, PA 19355 on January 30, 2014 at 9:00 a.m., Eastern time.

The Meeting is being held for the following purposes:

1. To consider and vote on the proposed liquidation of the Quaker Akros Absolute Return Fund;

2. To consider and vote on the proposed liquidation of the Quaker Small-Cap Growth Tactical Allocation Fund; and

3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Shareholders of record of the Fund in which they hold shares as of the close of business on December 4, 2013 will be entitled to notice of, and to vote with respect to the liquidation of that Fund at, the Meeting or any adjournment(s) thereof.

You may only vote for a proposal affecting a Fund if you hold shares of that Fund.

If you attend the Meeting, you may vote your shares in person.  Even if you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the accompanying envelope as promptly as possible.  Any shareholder present at the Meeting may vote personally on all matters properly brought before the Meeting and, in that event, such shareholder’s proxy will not be used.

The enclosed proxy card is being solicited on behalf of the Board of Trustees of Quaker Investment Trust.

By order of the Board of Trustees,

/s/ Justin Brundage
Justin Brundage
Secretary
Quaker Investment Trust

4

PROXY STATEMENT
Special Meeting of Shareholders
of
Quaker Akros Absolute Return Fund
and
Quaker Small-Cap Growth Tactical Allocation Fund

TO BE HELD ON January 30, 2014

The Board of Trustees (the “Trustees” or “Board”) of Quaker Investment Trust (the “Trust”) is providing this Proxy Statement to shareholders of the Quaker Akros Absolute Return Fund and the Quaker Small-Cap Growth Tactical Allocation Fund (each a “Fund” and together, the “Funds”) with information concerning the proposal to liquidate and dissolve each Fund (the “Liquidation”).  The Liquidation was approved by the Board of the Trust (the “Board”) in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Exchange Act of 1934, and the Trust’s Amended and Restated Declaration of Trust.

The Meeting is being held for the following purposes:

1. To consider and vote on the proposed liquidation of the Quaker Akros Absolute Return Fund;

2. To consider and vote on the proposed liquidation of the Quaker Small-Cap Growth Tactical Allocation Fund; and

3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Shareholders of record of each respective Fund as of the close of business on December 4, 2013 will be entitled to notice of, and to vote with respect to the liquidation of that Fund at, the Meeting or any adjournment(s) thereof.

You may only vote for a proposal affecting a Fund if you hold shares of that Fund.

It is anticipated that this Proxy Statement and related materials will be sent to shareholders of each Fund (the “Shareholders”) on or about December 16, 2013.

Even if you plan to attend the meeting, please sign, date and return the proxy card you receive or provide voting instructions by telephone or over the Internet.  If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card.  This code is designed to confirm your identity, provide access into the voting site and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting.  On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.  If a proxy card is properly executed and returned and no choice is specified with respect to the proposals, the shares will be voted “FOR” each proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to each proposal at any time before a vote is taken on the proposal by filing with the Trust a written notice of revocation (addressed to the Secretary of the Trust at the principal executive offices of the Trust at the address above), by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card.  Merely attending the meeting, however, will not revoke any previously executed proxy.  If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

YOUR VOTE IS IMPORTANT

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be.  If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each proposal.  If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON January 30, 2014

The Proxy Statement is available at www.OkapiVote.com/QIT.

PROPOSAL 1 : TO APPROVE LIQUIDATION AND DISSOLUTION OF THE QUAKER AKROS ABSOLUTE RETURN FUND

PROPOSAL 2: TO APPROVE LIQUIDATION AND DISSOLUTION OF THE QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

Introduction.  The Board has approved the recommendation of the Funds’ investment manager, Quaker Funds, Inc. (the “Manager”) that each Fund be liquidated and dissolved pursuant to a Plan of Liquidation and Dissolution (the “Plan”), subject to the approval of each Fund’s respective Shareholders.  A copy of the Plan is attached as Exhibit A to this Proxy Statement.

Reasons for the Liquidation.  Based on the Manager’s presentation and recommendation, the Board has determined that it is advisable and in the best interests of each Fund and its respective Shareholders to liquidate and dissolve the Funds.  On November 21, 2013, the Board, including all of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Funds, approved the Liquidation, and adopted the resolutions approving the Plan as the method of liquidating and dissolving each Fund and directed that it be submitted to the Shareholders for consideration.  Several factors, including those described below, influenced the Board’s determination that each Fund be closed and liquidated.

The Board considered the small asset size of each Fund, the recent performance of each Fund, and the increasing expense burden on each Fund’s respective shareholders as important factors in reaching this determination.

The Manager explained that it had reviewed the following possible alternatives for each of the Funds: (i) the merger or sale of a Fund into similar investment companies; and (ii) a change in sub-adviser to a Fund.  The Manager reported to the Trustees that it had considered the viability of each alternative and had concluded that a prompt liquidation of each Fund was the most appropriate alternative consistent with the best interests of the Shareholders.  The Manager reported that it found that the merger or sale of a Fund into similar investment companies was not a realistic alternative because of the relatively small amount of assets under management in each of the Funds and the continued underperformance of each Fund.  The Manager also reported that it did not consider a change in sub-adviser to a Fund to be a realistic alternative because such a change would only be beneficial from a futures sales perspective if the existing track record were not poor and if the respective Fund’s asset size were sufficient to attract another sub-adviser.  The Board considered these alternatives and concluded that, among all of the available alternatives presented to and considered by the Board, for a variety of reasons, liquidation of each Fund was in the best interest of their respective Shareholders.

Under the Plan, each Fund’s assets will be liquidated at market prices and on such terms and conditions as the Board determines to be reasonable and in the best interests of the Fund and its respective Shareholders in light of the circumstances in which they are sold.  After satisfactory resolution of any claims pending against a Fund and the payment of, or provision for, all of a Fund’s expenses, each Fund’s remaining assets will be distributed to Shareholders on a pro rata basis in liquidation. As of the date of this Proxy Statement, there are no claims pending against the Funds.  It is expected that the liquidating distribution to Shareholders will be made in cash on the Liquidation Date (as defined below).  Under the Plan, each Fund will bear the costs associated with the preparation and mailing of this Proxy Statement, including the proxy solicitation costs, and any costs associated with the Liquidation of the Fund under the Plan.  If Shareholders of a Fund do not approve the Liquidation pursuant to the Plan, the Fund will continue to operate while the Board considers whether another course of action would benefit the Fund and its Shareholders.

Shareholder Options.  Shareholders are free to redeem their shares without a redemption fee prior to the Effective Date (as defined below) of the Plan.

Additionally, Shareholders have several options for the disposition of their Fund shares.  Picking the right option will depend on the individual Shareholder’s particular circumstances.  You are advised to consult your investment adviser or tax adviser about which option may best minimize the impact of the liquidation of your Fund shares.

Below is a list of three possible options.  Each of these options will be treated as sales for tax purposes:

Option #1 – You may redeem your shares immediately and without a redemption fee prior to the Effective Date (as defined below).  You do not need to wait until your Fund liquidates in order to redeem your shares.  Information on how to redeem your Fund shares is contained in the Funds’ prospectus.  Copies of the Funds’ statutory and summary prospectuses are available, without charge, by contacting the Funds c/o U.S. Bancorp Fund Services, LLC., PO Box 701, Milwaukee, WI 53201-0701,  by calling the Trust toll free at 1-800-220-8888, and on the Fund’s website at http://www.quakerfunds.com/literature/reports.  Please see below for important information regarding shares of the Funds held in an Individual Retirement Account (“IRA”) and other qualified retirement plans.

Option #2 – You may exchange your Fund shares for shares in any of the other funds of Quaker Investment Trust (the “Trust”).  The other funds in the Trust are: Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund and Quaker Strategic Growth Fund (collectively, the “Quaker Funds”).  An exchange involves the sale of your existing Fund shares and the purchase of shares in another of the Quaker Funds, and is considered a taxable event.  Generally, you may exchange your shares of the Funds for the same share class of any other Fund of the Trust without incurring any additional sales charges. Information on how to exchange your Fund shares is contained in the Funds’ statutory prospectus.  A copy of the Funds’ statutory prospectus is available, without charge, by contacting the Funds c/o U.S. Bancorp Fund Services, LLC., PO Box 701, Milwaukee, WI 53201-0701, by calling the Funds toll free at 1-800-220-8888, and on the Fund’s website at http://www.quakerfunds.com/literature/reports.  Please see below for important information regarding shares of the Funds held in an IRA and other qualified retirement plans.

Option #3 – You may choose to do nothing at this time.  If you choose to do nothing, then as soon as reasonably practicable after the Effective Date (as defined below), you will be mailed a redemption check, which will include your share of the final income dividend, if any, payable to the name(s) on the account, representing the value of your Fund shares as of the Liquidation Date (as defined below).  The redemption check will be mailed to the address listed on the account at the time the check is mailed.  Please see below for important information regarding Fund shares held in an IRA and other qualified plans.

* * * IMPORTANT INFORMATION FOR SHARES HELD IN AN IRA AND OTHER QUALIFIED RETIREMENT PLANS * * *

If your Fund shares are held in an IRA or other qualified retirement plan, you must reinvest this amount through your current retirement plan or another qualified retirement plan to avoid possible penalties and adverse tax consequences.

In addition, if your Fund shares are held in an IRA account or other qualified retirement plan and the redemption check would be made payable directly to you, the amount you receive may be reduced by any required federal or state income tax withholding.

Fund shares held on the Liquidation Date (as defined below) in an IRA account or other qualified retirement plan will be exchanged for shares of the First American Prime Obligations Fund, which is a money market exchange option available to Quaker Fund shareholders, to avoid penalties that may be imposed on holders of these accounts under the U.S. Internal Revenue Code of 1986 if Fund shares would otherwise be redeemed in cash.  Investors may obtain a copy of the prospectus for the First American Prime Obligations Fund by calling 1-800-220-8888 (toll-free).

Please contact your financial adviser or the Trust at 1-800-220-8888 for more information.

SUMMARY OF THE PLAN OF LIQUIDATION AND DISSOLUTION

The Board has approved the Plan, which is summarized below.  The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, a copy of which is attached hereto as Exhibit A.  Shareholders are urged to read the Plan in its entirety.

Effective Date of the Plan and Cessation of Fund Activities as an Investment Company.  The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is approved by the affirmative vote of a majority of each Fund’s outstanding shares of record represented in person or by proxy at the Meeting, at which a quorum is present.  On the Effective Date, each Fund shall cease regular business as series of the Trust and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, preserving the value of the assets, and distributing the assets to its Shareholders in accordance with the provisions of the Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that the Fund may continue to carry on certain activities until the final liquidating distribution to its Shareholders is made.  Each Fund shall attempt to collect any amounts that may be due, except that, upon adoption hereof, the Funds shall cease filing proofs of claim in connection with any class action lawsuits, regulatory or governmental recovery funds, bankruptcy proceedings or other legal proceedings relating to the Funds’ current or past portfolio holdings.  Further, the Board of the Trust and the appropriate officers of the Funds may elect not to pursue collection of any speculative or contingent assets as they deem necessary or appropriate.

Payments of Debts; Expenses of the Liquidation and Dissolution.  As soon as reasonable and practicable after the Effective Date, the Funds shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Funds, and all claims and obligations that are known to the Funds but for which the identity of the claimant is unknown.  Each Fund will bear all of the expenses incurred in carrying out the Plan including, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to or meeting of Shareholders, which are estimated to be approximately $11,000.  The Trust has engaged Okapi Partners LLC (the “Proxy Solicitor”) to solicit proxies and voting instructions from brokers, banks, other institutional holders and individual Shareholders, as applicable, at an anticipated estimated cost of $8,180, including out of pocket expenses, which will be borne by the Funds.

Liquidating Distribution.  It is expected that the liquidating distribution to each Fund’s respective shareholders will be made in cash as soon as practicable after the Effective Date (the “Liquidation Date”).  On the Liquidation Date, the Trust shall distribute pro rata to each Fund’s respective shareholders of record as of the close of business on the Liquidation date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of each Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to:  (a) discharge any unpaid liabilities and obligations of the Fund on each Fund’s respective books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the assets of each Fund on each Fund’s respective books.  If the Board is unable to make distributions to all of the Shareholders because of an inability to locate shareholders to whom distributions are payable, the Board will create, in the name and on behalf of each Fund, trusts with a financial institution and, subject to applicable abandoned property laws, deposit any of the applicable Fund’s remaining assets in such trusts for the benefit of the Shareholders that cannot be located.  The expenses of such trusts shall be charged against the assets therein.

Continued Operation of the Funds.  The Board will have the authority to authorize such non-material variations from or non-material amendments of the provisions of the Plan (other than the terms of the liquidating distribution) at any time without Shareholder approval, if the Board determines that such action would be advisable and in the best interests of a Fund and its Shareholders, as may be necessary or appropriate to effect the gathering together of the Fund’s assets, the liquidation of the Fund’s portfolio securities, the distribution of the Fund’s net assets to Shareholders, and the dissolution of the Fund in accordance with the Trust’s Amended and Restated Declaration of Trust, the laws of the Commonwealth of Massachusetts, and the purposes to be accomplished by the Plan.  If any variation or amendment appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders, such variation or amendment will be submitted to the Shareholders for approval.  In addition, the Board may abandon the Plan with respect to a Fund, without Shareholder approval, if it determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.

General Income Tax Consequences.  The following is a general summary of the material U.S. federal income tax considerations of the Liquidation and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change.  These considerations are general in nature and individual Shareholders should consult their own tax advisers as to the federal, state, local and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to Shareholders who hold their shares in a tax-deferred account.

The Funds have not sought an opinion of counsel or a ruling from the IRS with respect to the consequences to them or Shareholders of the liquidation and dissolution.  The statements below, therefore, are not binding on the IRS (or on the courts), and there can be no assurance that the IRS will concur with this summary or that the federal income tax consequences to any Shareholder of receiving a liquidation distribution will be as set forth below.  Neither state nor local tax consequences are discussed herein, and implementing the Plan may affect certain shareholders differently, depending on their particular tax situations.  Shareholders should consult their own tax advisers regarding the application of the federal income tax law to their particular situation and the state, local, foreign and other tax consequences of the Funds’ liquidation.

If the Shareholders of a Fund approve the Plan, the Fund will sell the assets and distribute the proceeds and any income to Shareholders.  Whether the Fund will have a net realized capital gain (or loss) on the Liquidation Date will depend on market conditions and redemption activity during the solicitation and liquidation period.  The sale of assets may result in the realization of capital gains to the Fund that, to the extent not offset by capital losses or otherwise eligible to be treated as part of the liquidating distribution to Shareholders as described below, would be distributed to Shareholders on or prior to the Liquidation Date, and those distributions (if any) would be taxable to Shareholders who hold shares in taxable accounts.

As of November 30, 2013, Quaker Small-Cap Growth Tactical Fund had capital loss carryovers of $423,584, realized losses of $429,136 and unrealized depreciation in value of portfolio securities of $34,214.  Accordingly, if the Fund had sold all of its assets, it would have realized no long- or short-term capital gains that would be required to be distributed to Shareholders.  However, the amount of capital gains realized by Quaker Small-Cap Growth Tactical Fund prior to the Liquidation Date will differ, due to changes in portfolio composition and changes in market values of portfolio securities.

As of November 30, 2013, Quaker Akros Absolute Return Fund had capital loss carryovers of $92,213, realized losses of $504,032 and unrealized depreciation in value of portfolio securities of $701,747.  Accordingly, if the Fund had sold all of its assets, it would have realized no long- or short-term capital gains that would be required to be distributed to Shareholders.  However, the amount of capital gains realized by Quaker Akros Absolute Return Fund prior to the Liquidation Date will differ, due to changes in portfolio composition and changes in market values of portfolio securities.

The Funds anticipate that they will retain qualification for treatment as regulated investment companies during the liquidation period and will make all required distributions so that each Fund will not be taxed on its respective net gain, if any, realized from the sale of assets.

The liquidating distribution(s) a Shareholder receives (other than a Shareholder that is an “80% distributee” as defined below) should be treated as payment in exchange for the Fund shares held by the Shareholder.  As a result, each Shareholder would recognize gain or loss in an amount equal to the difference between the Shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives.  If any such gain or loss were recognized, it generally would be characterized as capital gain or loss, which would be long-term capital gain or loss if the shares are held as capital assets for more than one year.

A Shareholder, who is on the Effective Date and continues to be at all times until receipt of liquidating distributions, the owner of 80% or more of the shares of either Fund within the meaning of Sections 332(b)(1) and 1504(a)(2) of the Code (an “80% distributee”), will recognize no gain or loss upon the receipt of the liquidating distribution(s) pursuant to the Plan, except that such Shareholder will be required to treat as a dividend from the Fund an amount equal to the dividends paid deduction allowable to the Fund by reason of such distribution(s) pursuant to Section 332(c) of the Code.

If a Shareholder redeems his or her entire interest in either Fund before its liquidation, the Shareholder generally would recognize gain or loss in an amount equal to the difference between the Shareholder’s adjusted tax basis in his or her shares and the amount of the redemption proceeds he or she receives.  If any such gain or loss were recognized, it generally would be characterized as capital gain or loss, which would be long-term capital gain or loss if the shares are held as capital assets for more than one year.

At or prior to the complete liquidation of a Fund, the Fund may declare and pay and, in the event that the Fund becomes a personal holding company for federal income tax purposes during the liquidation period, it would be required to declare and pay, to Shareholders any undistributed income and gains (net of available capital loss carryovers) to the extent required to avoid entity level tax or as otherwise deemed desirable.  In that event, the liquidating distribution(s) a Shareholder receives could consist, for those purposes, of either or both of the following: (i) an ordinary income dividend to the extent of the Fund’s undistributed net investment income (over and above expenses), and the excess of net short-term capital gain over net long-term capital loss, taxable as ordinary income; and (ii) a distribution treated as in payment for the Shareholder’s shares, taxable as described above.

The Funds may be required to withhold 28% of any liquidating distribution or dividend otherwise payable to any Shareholder who fails to provide his or her proper taxpayer identification number and certain required certifications (“backup withholding”).  Backup withholding is not an additional tax, and any amounts so withheld may be credited against a Shareholder’s federal income tax liability or refunded.

The receipt of a liquidating distribution by an IRA that holds shares will not be taxable to the IRA owner for federal income tax purposes.  If, under the terms of an IRA, the liquidating distribution must be distributed to the IRA owner, however, the distribution would be taxable for federal income tax purposes and, if the owner has not attained age 59-1/2, generally also would be subject to an additional 10% early withdrawal tax.  Nonetheless, in such a circumstance, a taxable event may be avoided:  (i) by exchanging that portion of an IRA account balance before this balance is distributed directly to another series of the Trust; (ii) by transferring that portion of an IRA account balance before this balance is distributed directly to another IRA custodian or trustee; or (iii) by rolling over the distribution within sixty days of the date of the distribution to another IRA.  Generally, an IRA may be rolled over only once in any one-year period; therefore, a rollover may not be an available alternative if an IRA owner rolled over an earlier distribution from an IRA at any time within the one-year period preceding the date of the distribution.  There are many rules governing IRAs and the transfer and rollover of IRA assets.  In addition, tax results may vary depending on the status of an IRA owner.  Owners of an IRA that will receive liquidating distributions, therefore, should consult with their own tax advisers concerning the consequences of the liquidating distribution in advance of the liquidating distribution.

An individual, corporation, estate or trust that is not a U.S. shareholder (a “non-U.S. shareholder”) generally will not be subject to U.S. federal income tax on any gain realized in connection with the liquidation of the Funds, provided that the gain is not effectively connected with the non-U.S. shareholder’s conduct of a U.S. trade or business.  However, any income dividends paid to non-U.S. shareholders in connection with the Liquidation may be subject to U.S. withholding tax.  Special tax certification rules apply to non-U.S. shareholders to avoid backup withholding.

Powers of the Board.  The Board and, subject to the direction of the Board, the officers of the Funds, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms, other papers, and state and federal regulatory filings.

SHAREHOLDERS MAY REDEEM SHARES OR EXCHANGE FUND SHARES FOR SHARES OF OTHER SERIES OF THE TRUST

The Plan will not affect a Shareholder’s right to redeem or exchange Fund shares prior to the Liquidation.  Therefore, a Shareholder may redeem or exchange (up to the business day before the Plan is approved by Shareholders), in accordance with the procedures for Class A, Class C, or Institutional Class Shares set forth in the Funds’ statutory prospectus, without waiting for the Funds to take any action respecting Liquidation.  Shareholders exchanging their Fund shares for shares of another Quaker Fund should obtain and read that Quaker Fund’s current prospectus, which contains information about its investment objectives, strategies, charges and expenses, prior to electing that option.  An exchange or redemption may also have tax consequences to a Shareholder. Generally, you may exchange your shares of the Funds for the same share class of any other Fund of the Trust without incurring any additional sales charges.

A prospectus of any of the Quaker Funds may be obtained by calling the Trust at 1-800-220-8888 (toll-free).  In the event that a large number of Shareholders redeem or exchange shares prior to a Fund’s Liquidation, the Fund’s liquidating distributions to remaining Shareholders may be adversely affected as fixed costs of the applicable Fund will be spread over smaller asset bases.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE LIQUIDATION AND DISSOLUTION OF THE QUAKER AKROS ABSOLUTE RETURN FUND AND THE QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

VOTING INFORMATION

How will the shareholder voting be handled?  Only Shareholders of record of each Fund at the close of business on December 4, 2013 (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  If sufficient votes to approve a proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.  A majority of the votes cast by the Shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting.  The Meeting may also be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President.  It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment in their discretion.

The Trust expects that, before the Meeting, broker-dealer firms holding Fund shares in “street name” for their customers and beneficial owners will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ or such depositories’ proxy solicitation materials, the Trust understands that the broker-dealers may vote on behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they receive instructions.

Who is entitled to vote?  Only Shareholders of record on the Record Date will be entitled to vote at the Meeting.

The total outstanding shares of Quaker Small-Cap Growth Tactical Allocation Fund entitled to vote as of the Record Date is set forth below.

Class	Shares Outstanding
Class A	106,987
Class C	97,163
Institutional Class	55,058

The total outstanding shares of Quaker Akros Absolute Return Fund entitled to vote as of the Record Date is set forth below.

Class	Shares Outstanding
Class A	238,512
Class C	12,569
Institutional Class	191,478

What constitutes a quorum? With respect to actions to be taken by the Shareholders of a Fund on a matter described in this Proxy Statement, the presence in person or by proxy of a majority of the outstanding shares entitled to vote on a proposal at the Meeting shall constitute a quorum for purposes of voting upon that proposal at the Meeting.  Only Shareholders of record of a Fund are entitled to vote on the proposal affecting that Fund.  Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote “against” the proposal.

What happens if a quorum is not present? If a quorum with respect to a proposal is not present at the Meeting, in person or by proxy, then a majority of the votes cast by Shareholders present in person or by proxy at the Meeting may adjourn the Meeting with respect to that proposal.  If a quorum is present but sufficient votes to approve a proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to that proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned.  The Meeting may also be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card(s) will use the authority granted to them to vote on adjournment in their discretion.

What vote is required to approve the liquidation?  A proposal must be approved by the affirmative vote of a majority of votes cast at the Meeting, at which a quorum for that proposal is present.

What happens if shareholders of a Fund do not approve the liquidation?  If Shareholders of a Fund vote against the Liquidation, the Fund will temporarily remain operational and the Board will consider what appropriate action to take with respect to that Fund.

How do I ensure that my vote is accurately recorded?  Only Shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person with respect to the proposal affecting your Fund or you may complete, sign, date and return the enclosed proxy card(s)/voting instruction form(s).  If you own shares of a Fund on the Record Date, a proxy card or voting instruction form is included with this Proxy Statement.  You can also provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or by computer by going to the Internet address provided on the proxy card(s) and following the instructions.  Please complete the proxy card(s)/voting instruction form, or if you vote by telephone or over the Internet, please vote on the proposal as it relates to your Fund. Your proxy card(s)/voting instruction form(s) must be received by the Trust or its Proxy Solicitor by the date of the Meeting in order to be counted for the Meeting.  If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

The persons named as proxies on the enclosed form of proxy will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from Shareholders.  If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal to which the proxy relates.

May I revoke my proxy? Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

What other matters will be voted upon at the meeting?  The Board does not intend to bring any matters before the Meeting with respect to the Funds other than that described in this Proxy Statement.  The Board is not aware of any other matters to be brought before the Meeting with respect to the Funds by others.  If any other matter legally comes before the Meeting, proxies for whom discretion has been granted will be voted in accordance with the views of management.

WHAT OTHER SOLICITATIONS WILL BE MADE?

This proxy solicitation is being made by the Board for use at the Meeting.  The cost of this proxy solicitation will be paid by each Fund as set forth below.  In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.  The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition to solicitations by mail, officers and employees of the Adviser and their affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews.  The Trust has engaged Okapi Partners LLC (the “Proxy Solicitor”) to solicit proxies and voting instructions from brokers, banks, other institutional holders and individual Shareholders, as applicable, at an anticipated estimated cost of $8,180 including out of pocket expenses, which will be borne by each Fund as described below.  Any receivables from the Manager related to fee waiver reimbursements will also be borne by each Fund as described below.  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes or voting instructions.  The Trust has also agreed to indemnify the Proxy Solicitor against certain liabilities and expenses, including liabilities under the federal securities laws.  The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

As the Meeting date approaches, certain Shareholders of the Funds may receive a telephone call from a representative of the Proxy Solicitor if their votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Proxy Solicitor is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail.  If the Shareholder is a corporation or other entity, the Proxy Solicitor is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Proxy Solicitor then the Proxy Solicitor has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the Shareholder’s instructions on the proposal.  Although the Proxy Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  The Proxy Solicitor will record the Shareholder’s instructions on the card. Within 72 hours, the Shareholder will be sent a letter or mailgram to confirm his or her vote and asking the Shareholder to call the Proxy Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

WHO WILL PAY THE EXPENSES OF THE LIQUIDATION?

Each Fund will pay all expenses arising from or incurred as result of the Liquidation, except that Shareholders will pay their own expenses, if any, incurred in connection with the Liquidation.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL?

The Trust is not required to, and does not intend to, hold regular annual shareholder meetings. A Shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next Shareholder meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting.  The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.  Submission of a proposal by a Shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES

To the best knowledge of the Trust, as of the Record Date, no person, except as set those listed below, owned beneficially or of record 5% or more of the outstanding shares of any class of the Funds. Except as noted therein, the Trust has no knowledge of beneficial ownership.

Quaker Akros Absolute Return Fund
Class	Name and Address of Owner	% of Shares Owned	Record or Beneficial
A	US Bank NA Customer Brady T. Lipp IRA Rollover 230 Park Ave., Fl 10 New York, NY 10169-1099	25.02%	Beneficial
	US Bank NA Customer Joanne. Lipp IRA Rollover 1119 Main St. Breckenridge, MN 56520-1033	15.09%	Beneficial
	National Financial Services 200 Liberty Street New York, NY 10281-1003	14.91%	Record
	Charles Schwab FBO Its customers 101 Montgomery Street San Francisco, CA 94173	10.06%	Record
	Lipp Family Accounts 16 Catherine Pl Katonah, NY 10536	7.07%	Record
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103	6.81%	Record

Quaker Akros Absolute Return Fund
Class	Name and Address of Owner	% of Shares Owned	Record or Beneficial
C	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	34.72%	Record
	D & M Tile Corp. PSP 102 Karner Rd. Albany, NY 12205-4730	24.83%	Beneficial
	UBS Financial Services Inc. FBO Traditional IRA 94 Lagrange Street Pittson, PA 18640-1619	21.75%	Beneficial
	Austerberry Family Accounts 151 Weller Rd. Barto, PA 19504-9344	7.69%	Beneficial

Quaker Akros Absolute Return Fund
Class	Name and Address of Owner	% of Shares Owned	Record or Beneficial
I	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103	76.13%	Record
	Shogren Family Accounts 3827 41st Ave. S Moorhead, MN 56560-7437	23.69%	Record

Quaker Small-Cap Growth Tactical Allocation Fund
Class	Name and Address of Owner	% of Shares Owned	Record or Beneficial
A	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	23.80%	Record
	Charles Schwab & Co. Inc. FBO Its Customers 101 Montgomery Street San Francisco, CA 94173	11.12%	Record
	LPL Financial A/C 1000-0005 9785 Towne Centre Dr. San Diego, CA 92121-1968	7.19%	Record

Quaker Small-Cap Growth Tactical Allocation Fund
Class	Name and Address of Owner	% of Shares Owned	Record or Beneficial
C	NFS LLC FEBO FBO John J. Davis Sr. 112 Villinger Avenue Cinnamison, NJ 8077-2912	22.55%	Record
	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	15.24%	Beneficial

Class	Name and Address of Owner	% of Shares Owned	Record or Beneficial
MLPF&S For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	11.29%	Beneficial
Raymond James & Assoc. Inc. Casalese Accounts 180 E. Trade Winds Rd. Winter Springs, FL 32708-3521	5.59%	Record
Raymond James & Assoc. Inc. Leary Accounts 422 Raintree Ct. Winter Park, FL 32789-2562	5.57%	Record

Quaker Small-Cap Growth Tactical Allocation Fund
Class	Name and Address of Owner	% of Shares Owned	Record or Beneficial
I	NFS LLC FEBO FBO Timothy C. Smith 919 Frazier Rd. Jenkintownn, PA 19046-2407	79.71%	Record
	MLPF&S For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	18.04%	Beneficial

GENERAL INFORMATION

Investment Adviser.  Quaker Funds, Inc. (the “Manager”) serves as investment adviser to the Funds and is located at 309 Technology Drive, Malvern, Pennsylvania, 19355.  The Manager is a Pennsylvania corporation and is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Mr. King and Ms. Keyes, who are husband and wife, and Mr. Brundage, who is the son of Ms. Keyes and the stepson of Mr. King, currently collectively own 100% of the equity interest in the Manager.

The Manager provides investment advisory services to each Fund pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreements”).  The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of sub-advisers, and performance monitoring.  In addition, the Manager furnishes periodic reports to the Board regarding the investment strategies and performance of the Funds.  The Manager employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.  The Funds bear direct expenses such as legal, auditing and custodial fees.

Investment Sub-Adviser.  Akros Capital, LLC (“Akros”), located at 230 Park Avenue, New York, New York 10169, serves as the sub-adviser to Absolute Return. Akros was founded in 2003, is registered with the SEC as an investment adviser pursuant to the Advisers Act and serves as an advisor primarily to provide specialized investment-management services for individuals, institutions and retail customers

Century Management, Inc. (“Century”), located at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746, serves as investment sub-adviser to Quaker Small-Cap Growth Tactical Allocation Fund. Founded in 1974, Century is registered as an investment adviser with the SEC under the Advisers Act, and specializes in value investing.

Each Sub-adviser provides investment advisory services to the respective Fund pursuant to an Investment Sub-advisory Agreement.  The advisory services include day-to-day management of the Fund’s portfolio and investment research and management.  In addition, the Sub-adviser furnishes periodic reports to the Manager regarding the investment strategies and performance of the Fund.

Distributor.  Foreside Fund Services, LLC (“Foreside”), located at 3 Canal Plaza, Suite 100, Portland, ME 04101, serves as the distributor of the Trust’s shares.  As the distributor, it has agreed to use reasonable efforts to distribute the Fund’s Class A and Class C Shares, as applicable.

Pursuant to the Distribution Agreement between Foreside and the Trust dated May 11, 2012, Foreside receives the sales load on sales of Class A and Class C Shares of the Funds and re-allows a portion of the sales load to broker-dealers.  Foreside also receives the distribution fees payable pursuant to the Funds’ Rule 12b-1 Distribution Plans for Class A and Class C Shares described below.  Pursuant to the Distribution Agreement, Foreside facilitates the registration of the Funds’ shares under state Blue Sky laws and assists in the sale of shares.  The shares of the Funds are continuously offered by Foreside.  Foreside is not obligated to sell any specific number of shares of the Funds but has undertaken to sell such shares on a best efforts basis.  The Board annually reviews fees paid to Foreside.

Transfer Agent and Administrator. U.S. Bancorp Fund Services, LLC (“USBFS”), 615 E. Michigan St., 3rd Floor, Milwaukee, WI 53202-5207, serves as the Funds’ transfer, dividend paying, and shareholder servicing agent.  USBFS, subject to the supervision of the Trust’s Board, provides certain services pursuant to an agreement with the Trust (“Transfer Agent Servicing Agreement”).  USBFS maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

USBFS also serves as administrator to the Trust pursuant to a written agreement with the Trust. USBFS supervises all aspects of the operations of the Funds except those performed by the Funds’ Adviser under the Funds’ investment advisory agreements.  USBFS is responsible for calculating the Funds’ net asset values; preparing and maintaining the books and accounts specified in Rules 31a-1 and 31a-2 of the 1940 Act; preparing financial statements contained in reports to stockholders of the Funds; preparing the Funds’ federal and state tax returns; preparing reports and filings with the SEC; and maintaining the Funds’ financial accounts and records.

For its services to the Trust, the Trust pays USBFS an annual fee, paid monthly, based on the aggregate average net assets of the Funds, as determined by valuations made as of the close of business at the end of the month. Each Fund is charged its pro rata share of such expenses.

HOUSEHOLDING

Only one copy of this Information Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record; unless the Trust has received instructions to the contrary.  If you need additional copies of this Information Statement, please contact your participating securities dealer or other financial intermediary, or, if you hold Fund shares directly with the Funds’ service agent, call toll-free 1-800-220-8888.  If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary, or, if you hold Fund shares directly with the Funds’ service agent, call toll-free 1-800-220-8888.

FINANCIAL INFORMATION

Shareholders can obtain a copy of the Trust’s most recent Annual Report and any Semi-Annual Report following the Annual Report, without charge, by writing the Trust at Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC., PO Box 701, Milwaukee, WI 53201-0701 or by calling the Trust toll free at 1-800-220-8888.

EXHIBIT A

PLAN OF LIQUIDATION AND DISSOLUTION
OF
QUAKER AKROS ABSOLUTE RETURN FUND
AND
QUAKER SMALL-CAP GROWTH TACTICAL FUND

This Plan of Liquidation and Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of the Quaker Akros Absolute Return Fund  and the Quaker Small-Cap Growth Tactical Fund (each a “Fund”, and together, the “Funds”), each a series of Quaker Investment Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (“Trust”), registered with the U.S. Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), in conformity with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Internal Revenue Code of 1986, as amended (“Code”), and the Trust’s Amended and Restated Declaration of Trust, dated as of May 13, 2009, and Restated By-Laws (“Organizational Documents”).  All references in this Plan to action taken by the Funds shall be deemed to refer to action taken by the Trust on behalf of the Funds.

WHEREAS, in light of the future prospects for growth for each of the Quaker Akros Absolute Return Fund and the Quaker Small-Cap Growth Tactical Allocation Fund, management has recommended that each Fund be liquidated and dissolved; and

WHEREAS, the Board of Trustees has considered the impact on the Shareholders of each Funds  of the termination and liquidation of that Fund; and

WHEREAS, the Board of Trustees has determined that the liquidation and dissolution of each Fund is advisable and in the best interests its respective shareholders, and has considered and approved this Plan as the method of accomplishing such actions; and

WHEREAS, the Board of Trustees has directed that this Plan be submitted to the shareholders of each Funds (the “Shareholders”) for their approval and, upon the approval of this Plan by the affirmative vote of the respective majority of each Fund’s outstanding shares of record, represented in person or by proxy, at a meeting of the Shareholders at which a quorum is present, or by an instrument in writing without a meeting signed by a majority of the Trustees (or an officer of the Trust pursuant to a vote of a majority of the Trustees) and consented to by a majority of the respective Fund’s outstanding shares of record, each Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the laws of the Commonwealth of Massachusetts and the Code.

NOW THEREFORE, the liquidation and dissolution of the Funds shall be carried out in the manner set forth herein:

1. Effective Date of Plan.  The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is approved by the affirmative vote of the majority of each Fund’s respective outstanding shares of record represented in person or by proxy at a Special Meeting of Shareholders, at which a quorum is present.

2.           Liquidation.  Consistent with the provisions of this Plan, each Fund shall be liquidated as promptly as practicable in accordance with the Organizational Documents, and all applicable laws and regulations, including but not limited to Section 331 of the Code (“Liquidation”).

3.           Notice of Liquidation.  As soon as reasonable and practicable after the adoption of this Plan, the Funds shall provide notice to the Shareholders and other appropriate parties that this Plan has been approved by the Board of Trustees and the Shareholders, and that the Funds will be liquidating assets and dissolving on or before January 30, 2014                 ] (the “Termination Date”).

4.           Cessation of Business.  On the Effective Date, each Fund shall cease regular business as series of an investment company and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, preserving the value of assets, and distributing those assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that a Fund may continue to carry on activities as an investment company, as described in the current prospectus and any supplements thereto, with regard to the existing Shareholders and assets, until the final liquidating distribution to the Shareholders is made.

5.           Payment of Debts.  As soon as reasonable and practicable after the Effective Date, each Fund shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown.

6.           Liquidation of Assets.  As soon as reasonable and practicable after the Effective Date, but in no event later than the Termination Date, all of the Funds’ assets shall be converted into cash or cash equivalents or otherwise liquidated.

7.           Liquidating Distribution.  On or before the Termination Date, the Trust shall distribute pro rata to the Shareholders of record as of the close of business on the Liquidation Date all of the respective Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of that Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to:  (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the assets of a Fund on the Fund’s books.  If the Board of Trustees is unable to make distributions to all of the Shareholders because of an inability to locate shareholders to whom distributions are payable, the Board of Trustees may create, in the name and on behalf of a Fund, trusts with a financial institution and, subject to applicable abandoned property laws, deposit any of that Fund’s remaining assets in such trusts for the benefit of the Shareholders that cannot be located.  The expenses of such trusts shall be charged against the assets therein.

8.           Satisfaction of Federal Income and Excise Tax Distribution Requirements.  If necessary, each Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Shareholders (i) all of the Fund’s investment company taxable income for the taxable year ended prior to the Liquidation Date and substantially all of such investment company taxable income for the final taxable year ending with the complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of the Fund’s net capital gains recognized in the taxable year ended prior to the Liquidation Date and substantially all of any such net capital gains recognized in such final taxable year (in each case after reduction for any capital loss carryover).  Alternatively, or in conjunction therewith, a Fund may, if eligible to do so pursuant to Section 562(b) of the Code, treat the amounts to be distributed pursuant to this Section 8 as being paid out as dividends as part of the liquidating distributions made to the Fund’s Shareholders pursuant to Section 7.

9.           Expenses in Connection with this Plan.  The Funds will bear all the expenses associated with the Liquidation, except that Fund shareholders will pay their own expenses, if any, incurred in connection with the Liquidation.

10.           Powers of the Board of Trustees.  The Board of Trustees and, subject to the direction of the Board of Trustees, the officers of the Funds, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms and other papers.  The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.           Filings.  The Board of Trustees hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the liquidation and/or dissolution of the Funds with the Commonwealth of Massachusetts, the Internal Revenue Service, the U.S. Securities and Exchange Commission, or with any other authority.  Without limiting the generality of the foregoing, the officers of the Funds are authorized and directed to file or cause to be filed Form 966 with the Internal Revenue Service within 30 days of approval of this Plan by the Shareholders.

12.           Amendment of Plan.  The Board of Trustees shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the Funds, the distribution of the each Fund’s net assets to its Shareholders in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, and the’ Organizational Documents, and the winding up of the affairs of the Funds, if the Board of Trustees determines that such action would be advisable and in the best interests of the Funds and the Shareholders.  The Board of Trustees may abandon this Plan with respect to a Fund at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.

Adopted by the Board of Trustees on November 22, 2013

PROXY	QUAKER INVESTMENT TRUST	PROXY
QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND
QUAKER AKROS ABSOLUTE RETURN FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 30, 2014
309 TECHNOLOGY DRIVE, MALVERN, PENNSYLVANIA 19355

The undersigned, revoking previous proxies, hereby appoint(s) Jeffry King and Justin Brundage, or any one of them, attorneys, with full power of substitution, to vote all shares of the Quaker Akros Absolute Return Fund and the Quaker Small Cap Growth Tactical Allocation Fund (together, the “Funds”), each a series of Quaker Investment Trust (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Funds to be held at 309 Technology Drive, Malvern, PA 19355, on January 30, 2014, at 9:00 a.m, Eastern time, and at any adjournments thereof.  All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.	CONTROL #:

SHARES:
NOTE: Please date and sign exactly as the name appears on this proxy card.  When shares are held by joint owners/tenants, at least one holder should sign.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2

FOR SHAREHOLDERS OF THE QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND ONLY	FOR	AGAINST	ABSTAIN
1. To approve the liquidation of the assets and dissolution of the Quaker Small-Cap Growth Tactical Allocation Fund pursuant to the provisions of the Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust

	☐	☐	☐
FOR SHAREHOLDERS OF THE QUAKER AKROS ABSOLUTE RETURN FUND ONLY
2.  To approve the liquidation of the assets and dissolution of the Quaker Akros Absolute Return Fund pursuant to the provisions of the Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust.
	☐	☐	☐

    To vote on any other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof

           You may have received more than one proxy card due to multiple investments in the Funds.
PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO
BE HELD ON JANUARY 30, 2014

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/QIT